UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 25, 2007

MSTI Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136592	26-0240347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259-263 Goffle Road Hawthorne, New Jersey	07506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 304-6080

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Current Report on Form 8-K filed by MSTI Holdings, Inc. (the “Company”) on July 30, 2007 (the “Original 8-K”), effective July 25, 2007 the Company notified Dale Matheson Carr-Hilton LaBonte, Chartered Accountants (“Dale Matheson”) that they had been dismissed as the Company’s independent accountants and were being replaced by RBSM LLP.

On July 25, 2007, the Company made the contents of the Original 8-K available to Dale Matheson and requested Dale Matheson to furnish a letter addressed to the Securities and Exchange Commission as to whether Dale Matheson agreed or disagreed with, or wished to clarify the Company’s expression of, the Company’s views, or containing any additional information. Dale Matheson’s letter was not available when the Original 8-K was filed. The Company has since received such letter from Dale Matheson and is filing it herewith as Exhibit 16.1 by amendment to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an exhibit to this Report on Form 8-K/A:

16.1	Letter from Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, dated July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2007

MSTI Holdings, Inc.

By:	/s/ Frank Matarazzo
Frank Matarazzo
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, dated July 30, 2007